Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of August 24, 2009, by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and individually, a “Borrower”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”), the Lenders (as defined below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with any successor administrative agent, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, Alliance AG, the lenders party thereto (the “Lenders”), the Administrative Agent and others are parties to a Credit Agreement dated as of July 2, 2009 (the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders approve certain amendments to the Credit Agreement, in each case as herein provided, to, among other things, permit the issuance by the Company of additional Senior Notes within 90 days after the First Amendment Effective Date (as defined below), in an aggregate principal amount not to exceed $100,000,000; and

WHEREAS, the Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, it is agreed:

I.	Amendments to the Credit Agreement.

1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of August 24, 2009, by and among the Borrowers, Alliance AG, certain Subsidiaries of the Company, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

2. The definition of “Applicable Percentage” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “for the first fiscal quarter ending at least six (6) months after the Effective Date” and inserting in lieu thereof the text “for the fiscal quarter ending December 31, 2009” and (ii) deleting the text “in each case with respect to a fiscal quarter or fiscal year ending at least six (6) months after the Effective Date” and inserting in lieu thereof the text “in each case with respect to a fiscal quarter or fiscal year ending on or after December 31, 2009”.

3. The definition of “Consolidated Total Senior Debt” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “the Existing Senior Notes 2005,” immediately prior to the text “the Existing Senior Notes 2007”.

4. The definition of “Senior Notes” appearing in Section 1.1 of the Credit Agreement is hereby restated in its entirety as follows:

“Senior Notes” shall mean, collectively, (i) the 10.00% initial Senior Notes due 2016 in an original principal amount of $570,000,000, issued by the Company pursuant to the Senior Indenture, as such Senior Notes are in effect on the Effective Date and as the same may be supplemented, amended, restated, extended, renewed, replaced or otherwise modified from time to time in accordance with the terms hereof and thereof, and (ii) up to an additional $100,000,000 of Senior Notes due 2016 issued by the Company within 90 days after the First Amendment Effective Date pursuant to the Senior Indenture, as such Senior Notes are in effect on the issuance date thereof and as the same may be supplemented, amended, restated, extended, renewed, replaced or otherwise modified from time to time in accordance with the terms hereof and thereof.

5. Section 6.1(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) Indebtedness in respect of each of Existing Senior Notes 2007 in an aggregate principal amount not to exceed the amount of such Indebtedness outstanding on the Effective Date after giving effect to the Refinancing but in no event shall the aggregate principal amount in respect of the Existing Senior Notes 2007 exceed $30,640,000; Indebtedness in respect of the Senior Notes in an aggregate principal amount not to exceed the aggregate of (x) $570,000,000 in respect of the initial Senior Notes issued on the Effective Date and (y) $100,000,000 in respect of the additional Senior Notes issued within 90 days after the First Amendment Effective Date; and Indebtedness in respect of Convertible Notes that are issued pursuant to the Convertible Notes Documents within 15 days of the Effective Date in an aggregate principal amount not to exceed $115,000,000, and, in each case (other than the Existing Senior Notes 2007), renewals, refinancings, restatements, replacements or extensions of the foregoing in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension (plus the amount of reasonable fees and expenses relating thereto, including, without limitation, contractual or market rate call or tender premiums) and on terms substantially similar to the Senior Notes or the Convertible Notes, as the case may be, or no less favorable in any material respect, or with respect to any subordination terms, in any respect, to the Company or the Lenders;”.

6. Schedule 1.1(b) of the Credit Agreement is hereby amended by deleting the text “Alliance One Tobacco Argentina SA”.

7. Schedule 1.1(c) of the Credit Agreement is hereby amended by deleting the row requiring that a separate Foreign Pledge Agreement be entered into in respect of the Pledge Stock of Alliance One Tobacco Argentina SA.

8. Schedule 5.12 of the Credit Agreement is hereby amended by deleting paragraph (f) thereof in its entirety and replacing it with the following new paragraph (f):

“(f) as promptly as possible, but in any event within 60 days after the Effective Date (or such later date as may be agreed upon by the Administrative Agent in its sole discretion), the Borrowers shall take all actions as are necessary to grant the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected security interest in the shares of Alliance One Brasil Exportadora de Tabacos Ltda. pursuant to a Brazilian Pledge Agreement (or similar agreement) by Intabex Netherlands B.V. and Alliance One International Tabak B.V.”

II.	Miscellaneous Provisions.

1. In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrowers hereby represent and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and after giving effect to this First Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) this First Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iv) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any Requirement of Law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Contractual Obligation of any Credit Party.

2. The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Credit Party Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit

Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the First Amendment Effective Date, both immediately before and immediately after giving effect to this First Amendment on such date.

3. This First Amendment is limited precisely as written and shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.

4. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

5. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

6. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrowers, Alliance AG, the Lenders constituting the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Katharine Donaldson (facsimile number: 212-354-8113 / e-mail address:kdonaldson@whitecase.com); provided that, notwithstanding the foregoing, the amendment to the Credit Agreement effected pursuant to Section I.2 hereof only shall become effective when each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Katharine Donaldson (facsimile number: 212-354-8113 / e-mail address:kdonaldson@whitecase.com); and

(ii) the Borrower shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP) payable to the Administrative Agent to the extent due under the Credit Agreement.

Upon the occurrence of the First Amendment Effective Date, the amendment to the Credit Agreement effected pursuant to Section I.3 hereof only shall be deemed to have become effective as of July 2, 2009.

7. This First Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents. No provision of this First Amendment may be amended, modified, waiver or supplemented, except as provided in Section 9.1 of the Credit Agreement.

8. By executing and delivering a copy hereof (or the Guarantor Consent attached hereto), each Credit Party hereby agrees that all Credit Party Obligations of the Credit Parties shall be fully guaranteed pursuant to the Guarantees and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this First Amendment does not in any manner constitute a novation of any Credit Party Obligations under any of the Credit Documents.

9. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first written above.

COMPANY:

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ Joel Thomas
Name:	Joel Thomas
Title:	Vice President & Treasurer

By:	/s/ B. Lynne Finney
Name:	B. Lynne Finney
Title:	Assistant Treasurer

DUTCH BORROWER:

INTABEX NETHERLANDS B.V.

By:	/s/ Pieter Michel van Drooge
Name:	Pieter Michel van Drooge
Title:	Managing Director

By:	/s/ Elizabeth Louise Maria Bruinhof
Name:	Elizabeth Louise Maria Bruinhof
Title:	Managing Director

FOREIGN GUARANTOR:

ALLIANCE ONE INTERNATIONAL AG

By:	/s/ Joel Thomas
Name:	Joel Thomas
Title:	Authorized Signor

DEUTSCHE BANK TRUST COMPANY AMERICAS

,
as Administrative Agent, as Swingline Lender, as Issuing Lender and as a Lender

By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Managing Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

AgFirst Farm Credit Bank

By:	/s/ John W. Burnside, Jr.
Name:	John W. Burnside, Jr.
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Badgerland Financial, FLCA

By:	/s/ Kenneth H. Rue
Name:	Kenneth H. Rue
Title:	VP—Loan Participations and Capital Markets

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Cooperative Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch

By:	/s/ Theodore W. Cox
Name:	Theodore W. Cox
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Credit Suisse, Cayman Islands Branch

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Fortis Bank SA/NV, New York Branch

By:	/s/ Michiel V.M. Van Der Voort
Name:	Michiel V.M. Van Der Voort
Title:	Managing Director

By:	/s/ Christina Roberts
Name:	Christina Roberts
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

GOLDMAN SACHS BANK USA

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

ING Bank N.V.

By:	/s/ Diedrik Schut
Name:	Diedrik Schut
Title:	VP

By:	/s/ Lars Vriens
Name:	Lars Vriens
Title:	MD

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

NATIXIS, NEW YORK BRANCH

By:	/s/ Alisa Trani
Name:	Alisa Trani
Title:	Associate Director

By:	/s/ Stephen A. Jendras
Name:	Stephen A. Jendras
Title:	Managing Director